Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report February 5, 2014 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean King: one well

Ocean Titan: 121-day extension

Ocean Princess: one well + option

Ocean Confidence: one well

Ocean Apex: one well

	Water[1] Depth (feet)		Year [3] Built			Contract Dayrate (USD)	Estimated Start Date	Estimated End Date		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name		Type[2]		Location	Operator				Status	1Q14 E	2Q14 E	3Q14 E	4Q14 E	Comments
									Totals:	510	439	214	178

Gulf of Mexico - U.S. (5)
Ocean King	300	JU IC	1973	US GOM	Energy XXI	120,000	mid Nov 2013	late Mar 2014	One well		12			UWILD
Ocean Saratoga	2,200	SS	1976	US GOM	LLOG	300,000	mid Dec 2013	early Mar 2014	One well + 2 x unpriced option wells
Ocean Victory	5,500	SS 15K	1997	US GOM	Stone Energy	480,000	late Oct 2013	late Feb 2014	One well
Ocean Onyx	6,000	SS 15K	2014	US GOM	Apache Corporation	490,000	mid Feb 2014	mid Jan 2015	1-year term + 1-year unpriced option	45				Shipyard, mobe, customer acceptance
Ocean BlackHawk	12,000	DS 15K DP	2014	S. Korea	—	—	Q1 2011	May 2014	Hyundai shipyard; commissioning; mobe; acceptance
				US GOM	Anadarko	495,000	May 2014	May 2019	5-year term + unpriced option
Gulf of Mexico - Mexico (6)
Ocean Nugget	300	JU IC	1976	Mexico	Pemex	97,000	early Jul 2013	mid Aug 2016	1,136-day term
Ocean Summit	300	JU IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term				12	UWILD
Ocean Titan	300	JU 15K IC	1974	Mexico	Pemex	103,000	early Jan 2014	early May 2014	121-day extension
					—	—	early May 2014	mid Jun 2014	5-Year Special Survey		42			5-Year Special Survey
Ocean Scepter	350	JU 15K IC	2008	Mexico	Pemex	134,999	mid Jan 2014	late Apr 2014	Extension	11				Completion of 5-Year Special Survey
Ocean Ambassador	1,100	SS	1975	US GOM	—	—	mid Sep 2013	early Mar 2014	5-Year Special Survey; prep; mobe	66				5-Year Special Survey; prep; mobe
				Mexico	Pemex	211,445	early Mar 2014	early Mar 2016	730-day term
Ocean Yorktown	2,850	SS	1976	Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term
North Sea / Mediterranean / W. Africa (7)
Ocean Nomad	1,200	SS	1975	UK	Dana Petroleum	330,000	mid Aug 2013	mid Aug 2015	2-year term + 2 x 6-month unpriced options
Ocean Guardian	1,500	SS 15K	1985	UK	Shell	265,000	mid Jul 2012	mid Jul 2014	2-year term
				UK	Shell	350,000	mid Jul 2014	mid Jul 2015	1-year term + 2 x 1-year unpriced options
Ocean Princess	1,500	SS 15K	1975	UK	EnQuest	230,000	late Oct 2013	mid May 2014	Completion of Term + one well + one-well priced option
Ocean Vanguard	1,500	SS 15K	1982	Norway	Statoil	454,000	early Jul 2013	late Feb 2015	20-month option + unpriced option
Ocean Valiant	5,500	SS	1988	Canary Islands	—	—	late Sep 2013	early Feb 2014	5-Year Special Survey	33	60			5-Year Special Survey; mobe
Ocean Endeavor	10,000	SS 15K	2007	Italy	ExxonMobil	—	late Jan 2014	mid Jun 2014	Mobilization and customer requested upgrades; Lump-sum payment received for mobe and shipyard time to be amortized to revenue during 18-month contract term.	90	72
				Black Sea	ExxonMobil	521,665	mid Jun 2014	mid Dec 2015	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6-month unpriced options.
Ocean Confidence	10,000	SS 15K DP	2001	Cameroon	Murphy	550,000	early Feb 2014	mid Mar 2014	One well
				Canary Islands	—	—	mid Mar 2014	mid Jan 2015	Maintenance	11	91	92	92
				West Africa	Murphy	550,000	mid Jan 2015	mid Nov 2015	Resume interrupted contract + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water[1] Depth (feet)		Year [3] Built			Contract Dayrate (USD)	Estimated Start Date	Estimated End Date		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name		Type[2]		Location	Operator				Status	1Q14 E	2Q14 E	3Q14 E	4Q14 E	Comments
Australasia (6)
Ocean Patriot	3,000	SS 15K	1983	Singapore	—	—	late Oct 2013	mid Oct 2014	Enhancements for North Sea Operations; mobe to UK	90	91	92	14
				UK	Shell	400,511	mid Oct 2014	mid Oct 2017	3-year term + 2 x 1-year unpriced options
Ocean General	3,000	SS	1976	Vietnam	Premier Vietnam	268,421	late Jul 2013	early Mar 2014	Two wells + sidetrack
				Indonesia	Premier Indonesia	255,000	early Mar 2014	mid May 2014	Two wells
Ocean Quest	4,000	SS 15K	1973	Malaysia	—	—	early Jan 2014	late Mar 2014	Maintenance / rig prep	60
				Malaysia	—	—	—	—	Actively marketing
Ocean America	5,500	SS 15K	1988	Singapore	Chevron	475,000	late Nov 2013	late May 2015	18-month term + 1-year unpriced option
Ocean Rover	8,000	SS 15K	2003	Malaysia	Murphy	304,547	late Apr 2012	early Mar 2014	Balance of 600-day extension
				Malaysia	Murphy	465,000	early Mar 2014	early Mar 2016	2-year term + 1-year unpriced option
Ocean Monarch	10,000	SS 15K	2008	Indonesia	—	—	—	—	Actively marketing
Brazil / S. America (12)
Ocean Spur	300	JU IC	1981	Ecuador	Saipem	30,000	mid Oct 2012	late Aug 2014	2-year bareboat charter + 2 x 6-month priced options
Ocean Lexington	2,200	SS	1976	Trinidad	BG International / Centrica	300,000	early Nov 2013	early Jun 2014	477-day min. term + 2 x 45-day unpriced options + 315-day unpriced option
Ocean Concord	2,300	SS	1975	Brazil	Petrobras	247,788	early Jan 2008	mid Jun 2015	Remaining term (incl. 50% of potential 15% bonus)				60	5-Year Special Survey
Ocean Yatzy	3,300	SS DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-year term (incl. 50% of potential 10% bonus) + unpriced option	45				5-Year Special Survey
Ocean Winner	4,000	SS	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Worker	4,000	SS	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Alliance	5,250	SS 15K DP	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option	59	41			5-Year Special Survey
Ocean Star	5,500	SS 15K	1997	Brazil	Queiroz Galvão	301,000	late Sep 2013	late Feb 2014	Continue term assignment from OGX + unpriced option
Ocean Clipper	7,875	DS 15K DP	1997	Brazil	Petrobras	312,625	late Jan 2012	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus)+ unpriced option
Ocean Baroness	8,000	SS 15K	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to 5-year term (incl. 50% of potential 5% bonus) + unpriced option
Ocean Courage	10,000	SS 15K DP	2009	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5-year term (incl. 50% of potential 6% bonus) + unpriced option		30			5-Year Special Survey
Ocean Valor	10,000	SS 15K DP	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to 5-year term + unpriced option			30		5-Year Special Survey

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water[1] Depth (feet)		Year [3] Built			Contract Dayrate (USD)		Estimated Start Date	Estimated End Date		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name		Type[2]		Location	Operator					Status	1Q14 E	2Q14 E	3Q14 E	4Q14 E	Comments
Rigs Under Construction (5)
Ocean BlackHornet	12,000	DS 15K DP	2014	S. Korea	—	—		Q1 2011	Q3 2014	Hyundai shipyard; commissioning; mobe; acceptance
				US GOM	Anadarko	495,000		Q3 2014	Q3 2019	5-year term + unpriced option
Ocean BlackRhino	12,000	DS 15K DP	2014	S. Korea	—	—		Q2 2011	Q4 2014	Hyundai shipyard; commissioning; mobe; acceptance
Ocean BlackLion	12,000	DS 15K DP	2015	S. Korea	—	—		Q2 2012	Q2 2015	Hyundai shipyard; commissioning; mobe; acceptance
Ocean Apex	6,000	DS 15K DP	2014	Singapore	—	—		Q3 2012	Q4 2014	Jurong shipyard; commissioning; mobe; acceptance
				Vietnam	ExxonMobil	485,000		Q4 2014	Q1 2015	One well — approx. 75 days
Ocean GreatWhite	10,000	DS 15K DP	2016	S. Korea	—	—		Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
					BP	585,000	*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions
COLD STACKED (4)
Ocean Spartan	300	JU IC	1980	US GOM	—	—		—	—	Stacked
Ocean New Era	1,500	SS	1974	US GOM	—	—		—	—	Stacked
Ocean Whittington	1,650	SS	1974	US GOM	—	—		—	—	Stacked
Ocean Epoch	3,000	SS	1977	Malaysia	—	—		—	—	Stacked

NOTES

(1.)	Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.
(2.)	Rig Type and capabilities: JU=Jack-up; SS=Semisubmersible; DS=Drillship; 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.
(3.)	Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.
(4.)	Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, future contract opportunites and termination rights, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning customer discussions and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.